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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2019 (UNAUDITED)

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter	1

Fund Highlights	11

Portfolio Summary	19

Schedules of Investments	20

Statements of Assets and Liabilities	37

Statements of Operations	41

Statements of Changes in Net Assets	43

Financial Highlights	47

Notes to Financial Statements	62

Additional Information	85

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2019

Dear Shareholders,

Equities Rally as Economic Recovery Marches toward 10th Birthday

During the six-month reporting period ended April 30, 2019, the economic recovery marched toward a potential mid-year milestone—its 10th birthday. Despite encouraging economic data, market pundits predictably and frequently opined that the duration of the economic recovery could point to an economic slowdown or recession leading to a bear market. Notwithstanding this sentiment, the S&P 500 Index returned 9.76% during the reporting period while, in our view, economic data continued to suggest that a recession was unlikely in the near future. During the reporting period, our investment team navigated considerable market volatility by continuing to focus on what we have done for over 50 years—fundamental stock research. We also spent time reaffirming our broad investment themes, including innovation that is surging through all economic sectors. Our continuing research resulted in us staying the course while maintaining a positive outlook for equities.

Volatility Returns

The S&P 500 Index hit a peak on October 3, 2018 and then fell 19.25% to a December 24, 2018 low of 2351.1. It then rallied 26.13% from the December 24 low until the close of markets on April 30, 2019. Emerging markets led during the reporting period with the MSCI Emerging Markets Index returning 13.89% compared to the 9.15% gain of the MSCI World Index of developed markets. From a broader perspective, international markets returned 9.39% as measured by the MSCI ACWI ex USA Index. Wise investors did not react to the sharp, yet short-term, selloff, but instead stayed focused on the long-term potential of their investments.

Staying the Course

Pessimists frequently focused on the aging of the economic recovery, but we believe that cumulative growth is a more important factor to assess. While the current recovery has been longer than typical, it has generated real cumulative growth of approximately 20% compared to growth of typically more than 35% associated with expansions occurring after 1960, according to data from the U.S. Bureau of Economic Analysis. In addition, the Conference Board Leading Economic Index, which we believe is a good indicator of future economic activity, has remained positive year over year and was up 3% as of the end of April. Since the late 1960s, recessions haven’t occurred until the index declined 3.4% on average year over year.

Market pundits also pounced upon the fourth quarter market decline as an example that the bull market was dying, but we viewed it as an opportunity to buy high-quality companies and we believed that equities could snap back. Since 1987 equity returns have averaged 19% after P/E ratios declined by double-digit amounts, according to data from FactSet Research Systems. We reasoned that with the S&P 500 Index P/E dropping 21% in the fourth quarter, the market was ready to rally. We believe the attractive P/E ratios resulting from the selloff and optimism regarding trade negotiations between the U.S. and China resulted in the strong market gains during the first four months of 2019.

Pundits also focused on declining earnings estimates later in the reporting period. By the end of the six-month reporting period ended April 30, 2019, 46% of S&P 500 companies had reported first quarter results. Based on reported results and estimates for companies that hadn’t reported, first quarter earnings were expected to decline 2.3% year over year, which would be the first year-over-year decline since the second quarter of 2016, according to FactSet Research Systems. For calendar year 2019, earnings are forecast to grow only 3% to 4% compared to 20% last year, according to FactSet Research Systems.

However, during the past 35 years, the Russell 1000 Growth Index generated a median return of 15.8% compared to 14.1% for the Russell 1000 Value Index during periods when earnings growth weakened. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. Going forward, earnings growth is expected to strengthen and reach 8.1% in the final quarter of this year, according to FactSet Research Systems data as of the end of the six-month reporting period ended April 30, 2019.

Moderating economic growth was another concern among pundits. In March the Federal Reserve (the Fed) lowered its prior estimate for 2019 U.S. gross domestic product (GDP) growth from 2.3% to 2.1% while GDP grew 3.1% in 2018. Based on our observations of innovation that is surging through virtually all industries, we continued to believe that the economy is healthy. This belief was confirmed when first quarter 2019 GDP grew 3.2%, the strongest first quarter since 2015. In addition, with the exception of four years associated with recessions, the S&P 500 Index has generated positive gains during periods of moderating GDP growth occurring during the past 35 years.(1) We believe there is no reason to expect a recession this year and we believe that a recession is unlikely in 2020.

Going Forward

We remain optimistic due to the positive Conference Board Leading Economic Index, favorable monetary policy, potential earnings growth and most importantly, innovation that is occurring throughout the economy and supporting economic growth. Regarding monetary policy, the real fed funds rate(2) is under 1%, which we believe is encouraging. Over the past half century, every U.S. recession was preceded by a materially positive real fed funds rate of 2% or higher. For much of 2018, many market pundits thought the Fed would raise interest rates three to four times in 2019. We, on the other hand, argued and correctly predicted that this was highly unlikely and moreover that, regardless of Fed actions, interest rates would remain very low by historical standards and moderate by recent ones. We were correct. The Fed in fact has paused its rate increases since its December 2018 meeting. Oddly, the same pundits have flipped 180 degrees and suggest that the Fed might actually cut rates more than once this year. We think they are again incorrect. Our view is that we are on pause for 2019, and while there might be one more Fed rate action in the next 18 months, the direction is unclear.

We believe that when considering current interest rates and corporate earnings, equities remain very attractive. The “earnings yield” or the inverse of price-to-equity ratios for the S&P 500 Index has historically been just modestly above 10-year Treasury yields. Since the global financial crisis, however, the spread has widened and was approximately 340 basis points as of April 30, 2019, which we believe makes equities attractive relative to bonds.

We are also optimistic that earnings growth will improve when considering that certain idiosyncratic factors, such as weak semiconductor and energy sector profits, have been limiting the growth of corporate profits. As the semiconductor cycle improves and higher oil prices flow through oil and gas company financial statements, we believe overall earnings growth should improve by the end of the year. According to FactSet Research Systems consensus expectations, earnings growth could reach 8.1% for the fourth quarter of this year.

We are also optimistic because innovation is strong. The digital revolution, including the Internet of Things, cloud computing, artificial intelligence, driver assistance technology and 5G wireless communication, is helping leading corporations grow their earnings by creating new products and services that are disrupting legacy business models. In closing we intend to continue to focus on conducting in-depth fundamental research to find companies that are positioned to potentially grow their earnings by capturing market share or creating new niches with innovative products and services.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 12.99% for the fiscal six-month period ended April 30, 2019, compared to the 12.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Consumer Staples. The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance.

Among individual positions, Microsoft Corp.; Amazon.com, Inc.; Visa, Inc., Cl. A; Adobe. Inc.; and Facebook, Inc., Cl. A. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

Consumer Staples and Industrials were among the sectors that detracted from results. Among individual positions, Apple, Inc.; UnitedHealth Group, Inc.; Conagra Brands, Inc.; NVIDIA Corp.; and Cigna Corp. were the top detractors from performance. Apple is a leading technology provider in telecommunications, computing and services. Apple’s iOS operating system is the company’s unique intellectual property and competitive strength. This software drives extremely tight engagement with consumers and enterprises. Such engagement fosters growing purchases of high margin services such as music and apps, along with increasing use of Apple Pay. The shares underperformed earlier in the reporting period as investors considered a slowing consumer demand environment for smartphones, which is driven by some skepticism around the utility of phones sold at increasingly high price points.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 13.35% for the fiscal six-month period ended April 30, 2019, compared to the 12.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest underweight was Consumer Staples. The Health Care and Information Technology sectors provided the greatest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Altaba, Inc.; Visa, Inc., Cl. A; and Adobe, Inc. were the top contributors to performance. Microsoft created the world’s leading desktop operating system and it is transitioning its products to the cloud, which we believe is improving the company’s potential for increasing its profits. In addition, Microsoft’s enterprise cloud product, Azure, is rapidly growing and capturing market share. The company generates very strong free cash flow that it is returning to shareholders through dividends and share repurchases. Its shares performed strongly in response to investors’ reactions to the company’s positive lifecycle change in moving products to the cloud.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results. Regarding individual positions, Apple, Inc.; Vail Resorts, Inc.; UnitedHealth Group, Inc.; NVIDIA Corp.; and Cigna Corp. were among the top detractors from results. Shares of Apple underperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 11.29% for the fiscal six-month period ended April 30, 2019, compared to the 16.55% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Information Technology. The Industrials and Real Estate sectors provided the largest contributions to relative performance.

Among individual positions, Avalara, Inc.; ServiceNow, Inc.; Tandem Diabetes Care, Inc.; Advanced Micro Devices, Inc.; and Veeva Systems, Inc., Cl. A were among the top contributors to performance. Tandem Diabetes Care provides the t:slim X2 Insulin Delivery System for treating diabetes. It is the smallest durable insulin pump available and it is the only pump on the market with software that can be updated remotely. The company also sells insulin reservoir cartridges and infusion sets for use with its pumps. Tandem stock outperformed after the company announced stronger-than-expected fourth quarter 2018 financial results. The company’s new t:slim X2 insulin pump with a Basal-IQ algorithm and integration with a no-calibration continuous glucose monitoring (CGM) sensor has helped Tandem gain significant U.S. market share. Tandem sales have also benefited from the company expanding internationally and a competitor exiting the insulin pump market in late 2017.

Detractors from Performance

The Consumer Discretionary and Information Technology sectors were among the sectors that detracted from results. Among individual positions, Take-Two Interactive Software, Inc.; Conagra Brands, Inc.; Vail Resorts, Inc.; GrubHub, Inc.; and Yelp, Inc. were among the top detractors from performance. Take-Two Interactive owns the Rockstar Games and 2K videogame studios and distributes titles such as Grand Theft Auto, Red Dead Redemption, NBA 2K and Borderlands. Shares of Take-Two Interactive underperformed in response to the company’s lower-than-expected revenue and profitability guidance for the fiscal fourth quarter ending March 31, 2019.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 11.74% for the fiscal six-month period ended April 30, 2019, compared to the 8.27% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Health Care and Information Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Information Technology and Energy sectors provided the largest contributions to relative performance.

Among individual positions, Veeva Systems, Inc., Cl. A; Avalara, Inc.; Etsy, Inc.; Paycom Software, Inc.; and Shopify, Inc., Cl. A were among the top contributors to performance. Veeva Systems is a leading provider of cloud-based solutions for the global life sciences industry. Veeva’s key solutions are its Commercial Cloud products, offering multi-channel customer relationship management software, and Veeva Vault, offering regulated content management for pharmaceutical and biotechnology companies. Shares of Veeva performed strongly after the company reported better-than-expected fiscal fourth quarter 2019 results and raised its fiscal year 2020 guidance. Veeva’s key growth driver has been the strong adoption of Veeva Vault, increased its revenue 49% in fiscal year 2019 and represents 47% of Veeva’s total revenue. Veeva also demonstrated strong operating margin expansion during the year and we believe it has potential to continue its strong growth in fiscal year 2020, in part due to its very robust pipeline of new products.

Detractors from Performance

The Industrials and Communication Services sectors were among the sectors that detracted from results. Among individual positions, Inogen, Inc.; Take-Two Interactive Software, Inc.; ABIOMED, Inc.; Sun Hydraulics Corp.; and HealthEquity, Inc. were among the top detractors from performance. Shares of Take-Two Interactive underperformed in response to developments identified in the Alger Mid Cap Growth Institutional Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer

Fred Alger Management, Inc.

(1) Source: FactSet Research Systems and Alger. Periods of material slowing of GDP are defined as negative change in the annual real GDP growth rate of 50 basis points or more.

(2) Fed funds are overnight loans banks use to meet reserve requirement at the end of each day. The real rate of the fed funds is the interest rate charged for these overnight loans established by the Federal Reserve minus the year-over-year change in the PCE Price Index (personal consumption expenditure) ex food and energy.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal six-month period April 30, 2019.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Focus Equity Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For aprospectus or a summaryprospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE. Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s lead-ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap represen-tation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance of 23 developed market countries.

•                  The Conference Board Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Russell 2500 Growth Index: An unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-

cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	11.37%	12.46%	17.27%	12.13%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	10.86%	11.94%	16.70%	11.57%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	11.80%	n/a	n/a	16.90%
Alger Capital Appreciation Institutional Class Z.2 (Inception 10/14/16)	11.71%	n/a	n/a	18.23%
Alger Focus Equity Class A (Inception 12/31/12)	6.54%	12.75%	n/a	15.64%
Alger Focus Equity Class C (Inception 12/31/12)	10.60%	13.11%	n/a	15.76%
Alger Focus Equity Class I (Inception 11/8/93)	12.50%	14.05%	16.39%	9.28%
Alger Focus Equity Class Y (Inception 2/28/17)	12.85%	n/a	n/a	19.50%
Alger Focus Equity Class Z (Inception 12/31/12)	12.84%	14.36%	n/a	17.05%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	9.21%	9.04%	15.23%	11.73%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	8.71%	8.48%	14.63%	11.17%
Alger Mid Cap Growth Institutional Class Z.2 (Inception 10/14/16)	9.55%	n/a	n/a	17.70%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	15.31%	9.59%	15.59%	9.69%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	14.78%	9.06%	15.04%	9.16%
Alger Small Cap Growth Institutional Class Z.2 (Inception 8/1/16)	15.72%	n/a	n/a	20.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*                 Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	15.30%	13.80%	16.77%	12.30%
Class R (Inception 1/27/03)*	14.82%	13.27%	16.20%	11.74%
Russell 1000 Growth Index	17.43%	14.50%	16.96%	9.65%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	15.80%	n/a	n/a	18.91%
Russell 1000 Growth Index	17.43%	n/a	n/a	18.53%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z-2 (Inception 10/14/16)	15.67%	n/a	n/a	19.90%
Russell 1000 Growth Index	17.43%	n/a	n/a	20.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Beginning December 31, 2012, Alger Focus Equity Fund changed its investment strategy to invest in a smaller number of issuers. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	16.17%	15.45%	16.04%	9.47%
Russell 1000 Growth Index	17.43%	14.50%	16.96%	9.65%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	10.03%	14.14%	n/a	16.39%
Class C (Inception 12/31/12)	14.27%	14.52%	n/a	16.50%
Class Z (Inception 12/31/12)	16.52%	15.78%	n/a	17.79%
Russell 1000 Growth Index	17.43%	14.50%	n/a	16.70%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	16.56%	n/a	n/a	21.65%
Russell 1000 Growth Index	17.43%	n/a	n/a	18.53%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	13.43%	10.27%	14.31%	11.84%
Class R (Inception 1/27/03)*	12.90%	9.70%	13.71%	11.28%
Russell Midcap Growth Index	17.64%	12.20%	16.56%	10.00%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	13.76%	n/a	n/a	18.62%
Russell Midcap Growth Index	17.64%	n/a	n/a	18.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	18.47%	12.10%	14.88%	9.84%
Class R (Inception 1/27/03)*	17.96%	11.56%	14.33%	9.31%
Russell 2000 Growth Index	6.91%	10.22%	15.24%	7.65%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/1/2016
Class Z-2 (Inception 8/1/16)	18.90%	n/a	n/a	21.40%
Russell 2000 Growth Index	6.91%	n/a	n/a	13.52%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
April 30, 2019 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	12.7%	10.6%	6.3%	3.4%
Consumer Discretionary	19.3	20.3	18.8	11.9
Consumer Staples	0.0	0.0	1.9	1.4
Energy	0.3	0.0	0.3	1.8
Financials	5.5	6.7	5.2	1.5
Health Care	14.8	12.5	17.7	41.6
Industrials	7.6	7.9	17.2	2.7
Information Technology	36.3	37.8	26.0	31.9
Materials	3.0	2.8	1.3	1.7
Real Estate	0.5	0.0	5.4	0.0
Short-Term Investments and Net Other Assets (Liabilities)	0.0	1.4	(0.1)	2.1
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—99.3%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
L3 Technologies, Inc.	33,576	$7,339,042
The Boeing Co.	140,282	52,983,109
United Technologies Corp.	156,616	22,335,008
		82,657,159
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	114,193	18,913,787

APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	56,146	9,901,347

APPLICATION SOFTWARE—8.4%
Adobe, Inc.*	505,586	146,240,750
Palantir Technologies, Inc., Cl. A*,@,(a)	239,030	1,374,423
salesforce.com, Inc.*	784,752	129,758,743
Workday, Inc., Cl. A*	118,781	24,424,937
		301,798,853
AUTO PARTS & EQUIPMENT—0.6%
Aptiv PLC.	244,232	20,930,682

BIOTECHNOLOGY—1.7%
Sarepta Therapeutics, Inc.*	160,980	18,825,001
Vertex Pharmaceuticals, Inc.*	241,660	40,835,707
		59,660,708
CABLE & SATELLITE—0.4%
Charter Communications, Inc., Cl. A*	40,097	14,883,605

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	226,753	15,203,789

CONSTRUCTION MATERIALS—0.8%
Vulcan Materials Co.	238,363	30,059,958

DATA PROCESSING & OUTSOURCED SERVICES—8.0%
Fidelity National Information Services, Inc.	200,033	23,189,826
PayPal Holdings, Inc.*	582,217	65,656,611
Square, Inc., Cl. A*	238,664	17,379,512
Visa, Inc., Cl. A	1,100,942	181,027,893
		287,253,842
DIVERSIFIED BANKS—1.3%
Citigroup, Inc.	476,456	33,685,439
JPMorgan Chase & Co.	125,395	14,552,090
		48,237,529
DIVERSIFIED SUPPORT SERVICES—1.2%
Cintas Corp.	192,592	41,819,427

FINANCIAL EXCHANGES & DATA—2.3%
Intercontinental Exchange, Inc.	665,156	54,110,441
S&P Global, Inc.	123,625	27,279,092
		81,389,533
GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	389,044	43,292,816

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—7.7%
Abbott Laboratories	876,932	$69,768,710
Boston Scientific Corp.*	1,888,066	70,085,010
Danaher Corp.	655,790	86,852,828
Edwards Lifesciences Corp.*	41,904	7,378,037
Intuitive Surgical, Inc.*	68,396	34,925,049
Medtronic PLC.	53,479	4,749,470
		273,759,104
HEALTH CARE SERVICES—0.3%
Cigna Corp.	70,453	11,190,755

HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	273,300	55,671,210

HOTELS RESORTS & CRUISE LINES—1.3%
Royal Caribbean Cruises Ltd.	374,777	45,325,530

INDUSTRIAL CONGLOMERATES—2.3%
Honeywell International, Inc.	477,199	82,856,062

INDUSTRIAL GASES—1.2%
Air Products & Chemicals, Inc.	203,731	41,925,802

INTERACTIVE MEDIA & SERVICES—9.6%
Alphabet, Inc., Cl. C*	167,968	199,626,609
Facebook, Inc., Cl. A*	624,158	120,712,157
Tencent Holdings Ltd.	426,604	21,026,180
		341,364,946
INTERNET & DIRECT MARKETING RETAIL—13.2%
Alibaba Group Holding Ltd.#,*	156,048	28,957,827
Altaba, Inc.*	1,297,328	97,805,558
Amazon.com, Inc.*	175,228	337,580,247
MercadoLibre, Inc.*	17,246	8,349,478
		472,693,110
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	449,607	21,693,538

IT CONSULTING & OTHER SERVICES—0.2%
Cognizant Technology Solutions Corp., Cl. A	80,990	5,909,030

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	104,676	23,955,103

LIFE SCIENCES TOOLS & SERVICES—2.3%
Illumina, Inc.*	97,541	30,432,792
Thermo Fisher Scientific, Inc.	188,325	52,250,771
		82,683,563
MANAGED HEALTH CARE—2.3%
UnitedHealth Group, Inc.	346,310	80,714,472

MOVIES & ENTERTAINMENT—2.4%
Netflix, Inc.*	106,712	39,541,065
The Walt Disney Co.	347,054	47,535,986
		87,077,051

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—99.3% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	60,562	$10,081,151

PHARMACEUTICALS—0.5%
Allergan PLC.	64,895	9,539,565
GW Pharmaceuticals PLC.#,*	59,578	10,087,151
		19,626,716
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	580,317	45,351,774

RAILROADS—1.3%
Union Pacific Corp.	262,883	46,540,806

SEMICONDUCTOR EQUIPMENT—1.6%
Applied Materials, Inc.	82,517	3,636,524
Lam Research Corp.	251,469	52,162,215
		55,798,739
SEMICONDUCTORS—4.4%
Broadcom, Inc.	156,306	49,767,830
Micron Technology, Inc.*	199,153	8,376,375
NXP Semiconductors NV	313,125	33,072,263
QUALCOMM, Inc.	517,501	44,572,361
Taiwan Semiconductor Manufacturing Co., Ltd.#	522,480	22,895,074
		158,683,903
SPECIALTY CHEMICALS—1.0%
The Sherwin-Williams Co.	76,087	34,606,650

SYSTEMS SOFTWARE—10.5%
Microsoft Corp.	2,647,247	345,730,458
Palo Alto Networks, Inc.*	29,465	7,331,776
ServiceNow, Inc.*	73,701	20,010,559
		373,072,793
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.	534,981	107,354,637

WIRELESS TELECOMMUNICATION SERVICES—0.3%
T-Mobile US, Inc.*	172,457	12,587,636

TOTAL COMMON STOCKS (Cost $2,324,727,965)		3,546,527,116

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	974,841	5,605,336
Palantir Technologies, Inc., Cl. D*,@,(a)	127,007	730,290
		6,335,626
PHARMACEUTICALS—0.0%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	111,655	1,037,275
TOTAL PREFERRED STOCKS (Cost $10,892,407)		7,372,901

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—0.5%	SHARES	VALUE
SPECIALIZED—0.5%
Crown Castle International Corp.	128,383	$16,148,014
(Cost $13,878,660)		16,148,014
Total Investments (Cost $2,349,499,032)	100.0%	$3,570,048,031
Unaffiliated Securities (Cost $2,349,499,032)		3,570,048,031
Liabilities in Excess of Other Assets	0.0%	(1,635,441)
NET ASSETS	100.0%	$3,568,412,590

#            American Depositary Receipts.

(a)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*            Non-income producing security.

@       Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$3,616,505	0.14%	$1,037,275	0.03%
Palantir Technologies, Inc., Cl. A	10/07/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc., Cl. B	10/07/14	6,437,297	0.22%	5,605,336	0.16%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	730,290	0.02%
Total				$8,747,324	0.25%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—98.6%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
The Boeing Co.	19,061	$7,199,149

APPLICATION SOFTWARE—8.8%
Adobe, Inc.*	81,009	23,431,853
Avalara, Inc.*	51,090	3,007,668
salesforce.com, Inc.*	112,083	18,532,924
		44,972,445
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC.	44,551	3,818,021

BIOTECHNOLOGY—1.2%
Alnylam Pharmaceuticals, Inc.*	13,742	1,227,710
Sarepta Therapeutics, Inc.*	13,811	1,615,058
Vertex Pharmaceuticals, Inc.*	18,922	3,197,440
		6,040,208
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.4%
Caterpillar, Inc.	16,211	2,260,138

CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	35,930	4,531,132

DATA PROCESSING & OUTSOURCED SERVICES—8.7%
PayPal Holdings, Inc.*	82,423	9,294,842
Visa, Inc., Cl. A	155,357	25,545,351
Worldpay, Inc., Cl. A*	78,612	9,214,113
		44,054,306
DIVERSIFIED BANKS—2.0%
Citigroup, Inc.	144,453	10,212,827

DIVERSIFIED SUPPORT SERVICES—2.8%
Cintas Corp.	66,430	14,424,610

FINANCIAL EXCHANGES & DATA—1.3%
S&P Global, Inc.	29,994	6,618,476

GENERAL MERCHANDISE STORES—1.4%
Dollar Tree, Inc.*	64,217	7,146,068

HEALTH CARE EQUIPMENT—6.5%
Abbott Laboratories	150,601	11,981,816
Boston Scientific Corp.*	184,702	6,856,138
Danaher Corp.	98,082	12,989,980
DexCom, Inc.*	8,196	992,290
		32,820,224
HOME IMPROVEMENT RETAIL—1.5%
The Home Depot, Inc.	37,481	7,634,880

HOTELS RESORTS & CRUISE LINES—1.2%
Royal Caribbean Cruises Ltd.	50,654	6,126,095

INDUSTRIAL CONGLOMERATES—2.1%
Honeywell International, Inc.	62,764	10,897,713

INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	25,076	5,160,390

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—7.9%
Alphabet, Inc., Cl. C*	18,543	$22,037,985
Facebook, Inc., Cl. A*	92,988	17,983,879
		40,021,864
INTERNET & DIRECT MARKETING RETAIL—13.2%
Altaba, Inc.*	278,145	20,969,352
Amazon.com, Inc.*	24,119	46,465,736
		67,435,088
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	135,318	6,529,093

LEISURE FACILITIES—1.2%
Vail Resorts, Inc.	25,778	5,899,295

LIFE SCIENCES TOOLS & SERVICES—2.1%
Illumina, Inc.*	9,578	2,988,336
Thermo Fisher Scientific, Inc.	26,951	7,477,555
		10,465,891
MANAGED HEALTH CARE—2.1%
UnitedHealth Group, Inc.	44,804	10,442,468

MOVIES & ENTERTAINMENT—2.7%
Live Nation Entertainment, Inc.*	26,768	1,749,021
Madison Square Garden Co., Cl. A*	10,453	3,265,935
Netflix, Inc.*	24,078	8,921,862
		13,936,818
PHARMACEUTICALS—0.6%
GW Pharmaceuticals PLC.#,*	17,014	2,880,640

PROPERTY & CASUALTY INSURANCE—2.1%
The Progressive Corp.	135,370	10,579,165

RAILROADS—1.2%
Union Pacific Corp.	34,789	6,159,045

RESTAURANTS—1.0%
McDonald’s Corp.	25,867	5,110,543

SEMICONDUCTOR EQUIPMENT—2.2%
Applied Materials, Inc.	100,810	4,442,697
Lam Research Corp.	33,649	6,979,812
		11,422,509
SEMICONDUCTORS—6.0%
Broadcom, Inc.	28,599	9,105,922
NXP Semiconductors NV	48,488	5,121,303
QUALCOMM, Inc.	157,406	13,557,379
Taiwan Semiconductor Manufacturing Co., Ltd.#	61,060	2,675,649
		30,460,253
SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co.	10,194	4,636,537

SYSTEMS SOFTWARE—9.6%
Microsoft Corp.	375,538	49,045,263

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.5%
Apple, Inc.	62,225	$12,486,691
TOTAL COMMON STOCKS (Cost $420,351,788)		501,427,845

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	154,418
(Cost $345,713)		154,418
Total Investments (Cost $420,697,501)	98.6%	$501,582,263
Affiliated Securities (Cost $345,713)		154,418
Unaffiliated Securities (Cost $420,351,788)		501,427,845
Other Assets in Excess of Liabilities	1.4%	7,024,034
NET ASSETS	100.0%	$508,606,297

#            American Depositary Receipts.

(a)    Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*            Non-income producing security.

@       Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Prosetta Biosciences, Inc., Series D	02/06/15	$345,713	0.80%	$154,418	0.03%
Total				$154,418	0.03%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—92.9%	SHARES	VALUE
AEROSPACE & DEFENSE—3.3%
Arconic, Inc.	26,241	$563,657
HEICO Corp.	18,902	1,994,728
L3 Technologies, Inc.	4,832	1,056,179
		3,614,564
AIR FREIGHT & LOGISTICS—0.5%
XPO Logistics, Inc.*	8,155	555,192

APPAREL ACCESSORIES & LUXURY GOODS—3.7%
Levi Strauss & Co., Cl. A*	22,525	504,785
Lululemon Athletica, Inc.*	9,441	1,664,920
Tapestry, Inc.	32,135	1,036,996
VF Corp.	8,643	815,986
		4,022,687
APPAREL RETAIL—2.3%
Burlington Stores, Inc.*	8,315	1,404,487
Ross Stores, Inc.	10,794	1,054,142
		2,458,629
APPLICATION SOFTWARE—9.5%
ANSYS, Inc.*	6,931	1,357,090
Aspen Technology, Inc.*	7,564	922,127
Avalara, Inc.*	21,966	1,293,138
Cadence Design Systems, Inc.*	14,634	1,015,307
Fair Isaac Corp.*	2,851	797,567
MicroStrategy, Inc., Cl. A*	5,497	822,901
Palantir Technologies, Inc., Cl. A*,@,(a)	12,426	71,450
PTC, Inc.*	13,789	1,247,491
RealPage, Inc.*	8,551	557,611
SS&C Technologies Holdings, Inc.	16,471	1,114,428
Workday, Inc., Cl. A*	5,545	1,140,218
		10,339,328
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.	68,015	489,708

AUTO PARTS & EQUIPMENT—0.9%
Aptiv PLC.	11,874	1,017,602

AUTOMOTIVE RETAIL—1.2%
O’Reilly Automotive, Inc.*	3,377	1,278,431

BIOTECHNOLOGY—3.6%
Alexion Pharmaceuticals, Inc.*	3,399	462,706
Alnylam Pharmaceuticals, Inc.*	6,152	549,620
Array BioPharma, Inc.*	18,326	414,351
Bluebird Bio, Inc.*	2,605	369,467
Incyte Corp.*	8,852	679,834
Neurocrine Biosciences, Inc.*	6,640	479,674
Sarepta Therapeutics, Inc.*	8,079	944,758
		3,900,410
BUILDING PRODUCTS—1.4%
AO Smith Corp.	29,573	1,554,653

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.9% (CONT.)	SHARES	VALUE
CASINOS & GAMING—0.5%
Wynn Resorts Ltd.	3,784	$546,599

CONSTRUCTION MATERIALS—0.5%
Vulcan Materials Co.	4,438	559,676

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	6,221	533,389

DATA PROCESSING & OUTSOURCED SERVICES—4.2%
Fiserv, Inc.*	19,186	1,673,787
Square, Inc., Cl. A*	22,400	1,631,168
Worldpay, Inc., Cl. A*	10,866	1,273,604
		4,578,559
DEPARTMENT STORES—0.9%
Kohl’s Corp.	14,471	1,028,888

DIVERSIFIED SUPPORT SERVICES—2.2%
Cintas Corp.	8,682	1,885,209
UniFirst Corp.	3,490	551,874
		2,437,083
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
AMETEK, Inc.	22,395	1,974,567

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.4%
FLIR Systems, Inc.	24,752	1,310,371
Trimble, Inc.*	31,954	1,304,362
		2,614,733
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Waste Connections, Inc.	12,077	1,120,383

FINANCIAL EXCHANGES & DATA—0.8%
MarketAxess Holdings, Inc.	3,012	838,330

GENERAL MERCHANDISE STORES—1.4%
Dollar Tree, Inc.*	13,191	1,467,894

HEALTH CARE EQUIPMENT—4.9%
ABIOMED, Inc.*	3,140	871,067
DexCom, Inc.*	12,353	1,495,578
Edwards Lifesciences Corp.*	3,378	594,764
IDEXX Laboratories, Inc.*	3,394	787,408
Insulet Corp.*	3,833	330,596
Masimo Corp.*	4,038	525,546
Tandem Diabetes Care, Inc.*	11,629	714,137
		5,319,096
HEALTH CARE SERVICES—0.6%
Guardant Health, Inc.*	9,921	649,925

HEALTH CARE SUPPLIES—1.1%
Align Technology, Inc.*	1,031	334,745
DENTSPLY SIRONA, Inc.	10,663	545,199
STAAR Surgical Co.*	11,248	365,335
		1,245,279

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.9% (CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—1.5%
Teladoc Health, Inc.*	7,301	$415,281
Veeva Systems, Inc., Cl. A*	8,269	1,156,585
		1,571,866
HOMEBUILDING—0.5%
NVR, Inc.*	163	513,854

HOUSEHOLD PRODUCTS—1.0%
Church & Dwight Co., Inc.	14,580	1,092,771

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
WageWorks, Inc.*	17,296	843,872

HYPERMARKETS & SUPER CENTERS—0.9%
BJ’s Wholesale Club Holdings, Inc.*	35,689	1,011,783

INDUSTRIAL CONGLOMERATES—1.2%
Roper Technologies, Inc.	3,501	1,259,310

INDUSTRIAL MACHINERY—1.0%
Fortive Corp.	12,958	1,118,794

INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	8,665	839,032

INTERACTIVE MEDIA & SERVICES—2.2%
Pinterest, Inc., Cl. A*	77,801	2,410,275

INTERNET & DIRECT MARKETING RETAIL—4.0%
Etsy, Inc.*	15,830	1,069,158
Farfetch Ltd., Cl. A*	17,217	426,637
GrubHub, Inc.*	23,683	1,581,788
MercadoLibre, Inc.*	1,608	778,497
Waitr Holdings, Inc.*	45,808	447,086
		4,303,166
INTERNET SERVICES & INFRASTRUCTURE—1.9%
Okta, Inc., Cl. A*	6,229	648,003
Shopify, Inc., Cl. A*	1,228	299,055
VeriSign, Inc.*	5,450	1,076,102
		2,023,160
INVESTMENT BANKING & BROKERAGE—0.8%
Virtu Financial, Inc., Cl. A	35,611	875,318

IT CONSULTING & OTHER SERVICES—0.5%
Endava PLC.#,*	17,747	586,893

LEISURE FACILITIES—1.1%
Planet Fitness, Inc., Cl. A*	15,914	1,204,690

LIFE SCIENCES TOOLS & SERVICES—1.9%
Bio-Techne Corp.	5,185	1,060,799
NanoString Technologies, Inc.*	36,733	953,956
		2,014,755
MOVIES & ENTERTAINMENT—3.3%
AMC Entertainment Holdings, Inc., Cl. A	55,266	837,833
Live Nation Entertainment, Inc.*	33,879	2,213,654

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—92.9% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—3.3% (CONT.)
The Madison Square Garden Co., Cl. A*	1,662	$519,275
		3,570,762
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Diamondback Energy, Inc.	3,401	361,832

PHARMACEUTICALS—2.6%
Canopy Growth Corp.*	20,663	1,043,895
GW Pharmaceuticals PLC.#,*	10,456	1,770,305
		2,814,200
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	18,296	1,429,832

REAL ESTATE SERVICES—0.5%
Redfin Corp.*	24,025	496,837

REGIONAL BANKS—0.5%
SVB Financial Group*	2,077	522,822

RESEARCH & CONSULTING SERVICES—2.7%
CoStar Group, Inc.*	1,655	821,294
IHS Markit Ltd.*	17,878	1,023,694
Verisk Analytics, Inc., Cl. A	7,745	1,093,129
		2,938,117
RESTAURANTS—1.8%
Shake Shack, Inc., Cl. A*	9,086	556,972
Wingstop, Inc.	17,839	1,342,742
		1,899,714
SEMICONDUCTOR EQUIPMENT—2.0%
KLA-Tencor Corp.	8,636	1,100,917
Lam Research Corp.	5,272	1,093,571
		2,194,488
SEMICONDUCTORS—3.0%
Advanced Micro Devices, Inc.*	39,422	1,089,230
Microchip Technology, Inc.	5,613	560,683
Monolithic Power Systems, Inc.	3,396	528,791
Xilinx, Inc.	8,940	1,074,052
		3,252,756
SPECIALTY CHEMICALS—0.8%
WR Grace & Co.	11,101	839,014

SYSTEMS SOFTWARE—2.2%
ServiceNow, Inc.*	8,659	2,351,005

THRIFTS & MORTGAGE FINANCE—0.8%
LendingTree, Inc.*	2,151	827,748

TRADING COMPANIES & DISTRIBUTORS—0.8%
Fastenal Co.	11,766	830,091

TRUCKING—0.5%
Old Dominion Freight Line, Inc.	3,923	585,625
TOTAL COMMON STOCKS (Cost $85,734,884)		100,729,987

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

PREFERRED STOCKS—0.7%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(a)	50,675	$291,381
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	333,678
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc., Series DD*,@,(a)	7,588	70,493
TOTAL PREFERRED STOCKS (Cost $1,327,444)		695,552

RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(a),(c)	422,928	1,201,115
(Cost $226,186)		1,201,115

MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Carlyle Group LP.	25,609	536,509
(Cost $526,361)		536,509

REAL ESTATE INVESTMENT TRUST—4.9%	SHARES	VALUE
HEALTH CARE—1.0%
Welltower, Inc.	14,515	1,081,803

INDUSTRIAL—1.4%
Americold Realty Trust	17,341	555,085
Rexford Industrial Realty, Inc.	26,290	996,128
		1,551,213
RESIDENTIAL—0.5%
Equity LifeStyle Properties, Inc.	4,693	547,673

SPECIALIZED—2.0%
Crown Castle International Corp.	17,014	2,140,021
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $4,771,671)		5,320,710

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(a)	240,362	—
(Cost $240,362)		—

PURCHASED OPTIONS—0.0%
SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.0%
GrubHub, Inc., 5/17/19, 67.5*	$1,068,640	BNP Paribas	160	$50,240
(Cost $86,766)				50,240

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $92,913,674)	100.1%	$108,534,113
Affiliated Securities (Cost $747,040)		333,678
Unaffiliated Securities (Cost $92,166,634)		108,200,435
Liabilities in Excess of Other Assets	(0.1)%	(137,262)
NET ASSETS	100.0%	$108,396,851

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$245,775	0.14%	$70,493	0.06%
JS Kred SPV I, LLC	06/26/15	240,362	0.15%	0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	80,856	0.05%	71,450	0.07%
Palantir Technologies, Inc., Cl. B	10/07/14	334,629	0.22%	291,381	0.27%
Prosetta Biosciences, Inc., Series D	02/06/15	747,040	0.50%	333,678	0.31%
Toler o CDR	02/06/17	226,186	0.23%	1,201,115	1.11%
Total				$1,968,117	1.82%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—96.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.	12,956	$916,119
Mercury Systems, Inc.*	37,184	2,715,176
		3,631,295
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Canada Goose Holdings, Inc.*	33,605	1,794,171

APPAREL RETAIL—1.5%
Burlington Stores, Inc.*	17,686	2,987,342

APPLICATION SOFTWARE—22.6%
ACI Worldwide, Inc.*	115,662	4,108,314
Avalara, Inc.*	77,696	4,573,964
Blackbaud, Inc.	47,691	3,781,419
Blackline, Inc.*	21,058	1,075,643
Coupa Software, Inc.*	19,786	2,044,487
Everbridge, Inc.*	31,931	2,359,382
Guidewire Software, Inc.*	30,490	3,247,185
HubSpot, Inc.*	23,617	4,357,100
Manhattan Associates, Inc.*	35,791	2,414,103
MicroStrategy, Inc., Cl. A*	12,640	1,892,208
Paycom Software, Inc.*	20,728	4,198,042
Q2 Holdings, Inc.*	40,416	3,048,175
Smartsheet, Inc., Cl. A*	32,187	1,362,476
SPS Commerce, Inc.*	16,768	1,739,512
Tyler Technologies, Inc.*	19,381	4,494,648
		44,696,658
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
WisdomTree Investments, Inc.	313,501	2,257,207

BIOTECHNOLOGY—5.8%
Bluebird Bio, Inc.*	7,766	1,101,452
CareDx, Inc.*	118,771	3,231,759
Exact Sciences Corp.*	16,793	1,657,301
Heron Therapeutics, Inc.*	18,857	408,820
Portola Pharmaceuticals, Inc.*	27,052	954,936
Repligen Corp.*	18,372	1,237,905
Sarepta Therapeutics, Inc.*	24,971	2,920,109
		11,512,282
ELECTRONIC COMPONENTS—0.8%
Dolby Laboratories, Inc., Cl. A	23,607	1,527,137

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.2%
Cognex Corp.	62,815	3,167,760
FLIR Systems, Inc.	58,597	3,102,125
		6,269,885
GENERAL MERCHANDISE STORES—0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	12,093	1,156,574

HEALTH CARE EQUIPMENT—12.0%
ABIOMED, Inc.*	21,715	6,023,958
Axogen, Inc.*	33,401	784,255

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.8% (CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—12.0% (CONT.)
Cantel Medical Corp.	56,086	$3,866,569
CryoPort, Inc.*	60,961	857,721
DexCom, Inc.*	19,699	2,384,958
Inogen, Inc.*	23,089	2,015,670
Insulet Corp.*	51,139	4,410,739
Tandem Diabetes Care, Inc.*	54,747	3,362,013
		23,705,883
HEALTH CARE SUPPLIES—6.4%
Neogen Corp.*	78,619	4,769,029
OraSure Technologies, Inc.*	92,301	873,167
Quidel Corp.*	110,410	7,059,615
		12,701,811
HEALTH CARE TECHNOLOGY—8.9%
Medidata Solutions, Inc.*	59,985	5,419,045
Veeva Systems, Inc., Cl. A*	63,152	8,833,070
Vocera Communications, Inc.*	107,896	3,436,488
		17,688,603
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
WageWorks, Inc.*	38,033	1,855,630

HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	73,846	2,093,534

INSURANCE BROKERS—0.4%
eHealth, Inc.*	12,046	731,674

INTERACTIVE HOME ENTERTAINMENT—2.1%
Take-Two Interactive Software, Inc.*	43,602	4,221,982

INTERACTIVE MEDIA & SERVICES—0.4%
Pinterest, Inc., Cl. A*	27,682	857,588

INTERNET & DIRECT MARKETING RETAIL—3.8%
Etsy, Inc.*	78,225	5,283,316
GrubHub, Inc.*	20,510	1,369,863
Waitr Holdings, Inc.*	78,021	761,485
		7,414,664
INTERNET SERVICES & INFRASTRUCTURE—1.8%
Shopify, Inc., Cl. A*	14,347	3,493,925

IT CONSULTING & OTHER SERVICES—0.8%
InterXion Holding NV*	21,462	1,484,956

LEISURE FACILITIES—2.0%
Planet Fitness, Inc., Cl. A*	51,853	3,925,272

LIFE SCIENCES TOOLS & SERVICES—5.5%
Bio-Techne Corp.	32,736	6,697,458
NanoString Technologies, Inc.*	78,519	2,039,138
PRA Health Sciences, Inc.*	22,411	2,169,833
		10,906,429
MANAGED HEALTH CARE—1.0%
HealthEquity, Inc.*	29,847	2,022,134

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.8% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—0.9%
Live Nation Entertainment, Inc.*	26,941	$1,760,325

OIL & GAS EQUIPMENT & SERVICES—1.1%
DMC Global, Inc.	31,148	2,158,556

OIL & GAS EXPLORATION & PRODUCTION—0.7%
Magnolia Oil & Gas Corp.*	106,011	1,397,225

PERSONAL PRODUCTS—0.3%
elf Beauty, Inc.*	52,999	677,857

PHARMACEUTICALS—0.9%
Aerie Pharmaceuticals, Inc.*	21,392	816,105
GW Pharmaceuticals PLC.#,*	5,556	940,686
		1,756,791
RESTAURANTS—2.0%
Shake Shack, Inc., Cl. A*	41,046	2,516,120
Wingstop, Inc.	18,544	1,395,807
		3,911,927
SEMICONDUCTORS—0.6%
Universal Display Corp.	7,618	1,215,833

SPECIALTY CHEMICALS—1.7%
Balchem Corp.	33,007	3,350,541

SPECIALTY STORES—1.1%
Five Below, Inc.*	14,486	2,120,606

SYSTEMS SOFTWARE—2.1%
Proofpoint, Inc.*	32,939	4,131,209
TOTAL COMMON STOCKS (Cost $105,679,502)		191,417,506

PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	267,859
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@,(b)	41,238	383,101
TOTAL PREFERRED STOCKS (Cost $1,935,383)		650,960

RIGHTS—0.8%	SHARES	VALUE
BIOTECHNOLOGY—0.8%
Tolero CDR*,@,(b),(c)	528,559	1,501,108
(Cost $285,725)		1,501,108

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(b)	775,134	—
(Cost $775,134)		—

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $108,675,744)	97.9%	$193,569,574
Affiliated Securities (Cost $599,684)		267,859
Unaffiliated Securities (Cost $108,076,060)		193,301,715
Other Assets in Excess of Liabilities	2.1%	4,159,408
NET ASSETS	100.0%	$197,728,982

#            American Depositary Receipts.

(a)    Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)    Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)     Contingent Deferred Rights.

*            Non-income producing security.

@       Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
Intarcia Therapeutics, Inc., Series DD	03/27/14	$1,335,699	0.15%	$383,101	0.19%
JS Kred SPV I, LLC	06/26/15	775,134	0.15%	0	0.00%
Prosetta Biosciences, Inc., Series D	02/06/15	599,684	0.10%	267,859	0.14%
Toler o CDR	02/06/17	285,725	0.16%	1,501,108	0.76%
Total				$2,152,068	1.09%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,570,048,031	$501,427,845
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—	154,418
Cash and cash equivalents	20,699,713	1,108,648
Receivable for investment securities sold	30,151,889	12,387,414
Receivable for shares of beneficial interest sold	4,204,964	2,336,883
Dividends and interest receivable	1,076,067	131,380
Receivable from Investment Manager	15,684	2,573
Prepaid expenses	210,391	81,957
Total Assets	3,626,406,739	517,631,118

LIABILITIES:
Payable for investment securities purchased	42,760,272	8,483,692
Payable for shares of beneficial interest redeemed	10,541,139	138,743
Accrued investment advisory fees	2,252,741	222,098
Accrued transfer agent fees	1,179,186	45,644
Accrued distribution fees	253,546	40,534
Accrued administrative fees	84,365	11,746
Accrued shareholder servicing fees	608,287	9,772
Accrued shareholder administrative fees	30,678	4,732
Accrued trustee fees	10,214	1,349
Accrued other expenses	273,721	66,511
Total Liabilities	57,994,149	9,024,821
NET ASSETS	$3,568,412,590	$508,606,297
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,234,548,232	433,931,071
Distributable earnings	1,333,864,358	74,675,226
NET ASSETS	$3,568,412,590	$508,606,297

* Identified cost	$2,349,499,032	(a)	$420,351,788	(b)
** Identified cost	$—		$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
NET ASSETS BY CLASS:
Class A	$—	$48,368,436
Class C	$—	$35,812,361
Class I	$2,238,624,727	$46,306,212
Class R	$588,064,675	$—
Class Y	$247,057,701	$66,776,748
Class Z	$—	$311,342,540
Class Z-2	$494,665,487	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,321,233
Class C	—	1,030,401
Class I	64,419,482	1,257,568
Class R	19,261,836	—
Class Y	7,038,991	1,781,415
Class Z	—	8,322,212
Class Z-2	14,101,548	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$36.61
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$38.64
Class C — Net Asset Value Per Share Class C	$—	$34.76
Class I — Net Asset Value Per Share Class I	$34.75	$36.82
Class R — Net Asset Value Per Share Class R	$30.53	$—
Class Y — Net Asset Value Per Share Class Y	$35.10	$37.49
Class Z — Net Asset Value Per Share Class Z	$—	$37.41
Class Z-2 — Net Asset Value Per Share Class Z-2	$35.08	$—

See Notes to Financial Statements.

(a) At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,368,299,874, amounted to $1,201,748,157 which consisted of aggregate gross unrealized appreciation of $1,227,345,507 and aggregate gross unrealized depreciation of $25,597,350.

(b) At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $423,212,135, amounted to $78,370,128 which consisted of aggregate gross unrealized appreciation of $81,275,471 and aggregate gross unrealized depreciation of $2,905,343.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$108,200,435	$193,301,715
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	333,678	267,859
Cash and cash equivalents	868,177	3,389,990
Receivable for investment securities sold	1,856,429	1,298,922
Receivable for shares of beneficial interest sold	168,416	132,558
Dividends and interest receivable	40,034	187,622
Receivable from Investment Manager	—	1,023
Prepaid expenses	55,461	37,317
Total Assets	111,522,630	198,617,006

LIABILITIES:
Payable for investment securities purchased	2,456,544	—
Payable for shares of beneficial interest redeemed	456,222	553,455
Accrued investment advisory fees	72,066	137,094
Due to investment advisor	212	—
Accrued transfer agent fees	45,416	75,027
Accrued distribution fees	4,575	4,182
Accrued administrative fees	2,608	4,654
Accrued shareholder servicing fees	20,185	31,490
Accrued shareholder administrative fees	948	1,693
Accrued trustee fees	329	570
Accrued other expenses	66,674	79,859
Total Liabilities	3,125,779	888,024
NET ASSETS	$108,396,851	$197,728,982

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	91,524,002	108,882,334
Distributable earnings	16,872,849	88,846,648
NET ASSETS	$108,396,851	$197,728,982

* Identified cost	$92,166,634	(a)	$108,076,060	(b)
** Identified cost	$747,040	(a)	$599,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
NET ASSETS BY CLASS:
Class I	$82,595,360	$137,845,965
Class R	$10,375,819	$9,734,809
Class Z-2	$15,425,672	$50,148,208

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6: Class I	2,648,330	6,326,388
Class R	367,030	548,004
Class Z-2	491,010	2,277,358

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$31.19	$21.79
Class R — Net Asset Value Per Share Class R	$28.27	$17.76
Class Z-2 — Net Asset Value Per Share Class Z-2	$31.42	$22.02

See Notes to Financial Statements.

(a) At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $93,052,459, amounted to $15,481,654 which consisted of aggregate gross unrealized appreciation of $17,273,823 and aggregate gross unrealized depreciation of $1,792,169.

(b) At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $111,050,904, amounted to $82,518,670 which consisted of aggregate gross unrealized appreciation of $90,597,458 and aggregate gross unrealized depreciation of $8,078,788.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$16,683,639	$2,222,347
Interest	715,975	120,026
Total Income	17,399,614	2,342,373

EXPENSES:
Advisory fees — Note 3(a)	12,358,594	1,048,588
Distribution fees — Note 3(c)
Class A	—	51,711
Class C	—	149,621
Class R	1,400,694	—
Shareholder servicing fees — Note 3(k)	3,364,216	49,228
Shareholder administrative fees — Note 3(f)	167,138	22,482
Administration fees — Note 3(b)	459,629	55,454
Custodian fees	78,977	41,326
Transfer agent fees and expenses — Note 3(f)	1,184,467	74,814
Printing fees	118,630	25,525
Professional fees	77,285	21,858
Registration fees	53,723	50,894
Trustee fees — Note 3(g)	60,938	7,968
Fund accounting fees	229,007	35,148
Miscellaneous	139,300	18,216
Total Expenses	19,692,598	1,652,833
Less, expense reimbursements/waivers — Note 3(a)	(91,068)	(14,254)
Net Expenses	19,601,530	1,638,579
NET INVESTMENT INCOME (LOSS)	(2,201,916)	703,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	141,577,580	(4,065,416)
Net realized gain (loss) on foreign currency transactions	2,136	(8,463)
Net change in unrealized appreciation on unaffiliated investments	271,832,635	65,817,513
Net change in unrealized (depreciation) on affiliated investments	—	(86,812)
Net realized and unrealized gain on investments and foreign currency	413,412,351	61,656,822
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$411,210,435	$62,360,616

* Foreign withholding taxes	$962	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2019 (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME:
Dividends	$354,290	$200,219
Interest	10,062	20,735
Total Income	364,352	220,954

EXPENSES:
Advisory fees — Note 3(a)	381,237	742,682
Distribution fees — Note 3(c) Class R	24,978	22,295
Shareholder servicing fees — Note 3(k)	107,949	170,201
Shareholder administrative fees — Note 3(f)	5,016	9,169
Administration fees — Note 3(b)	13,795	25,214
Custodian fees	29,662	30,405
Interest expenses	978	1,523
Transfer agent fees and expenses — Note 3(f)	43,127	83,870
Printing fees	5,430	17,575
Professional fees	31,270	31,675
Registration fees	22,601	23,857
Trustee fees — Note 3(g)	1,864	3,245
Fund accounting fees	12,284	18,093
Miscellaneous	11,229	14,148
Total Expenses	691,420	1,193,952
Less, expense reimbursements/waivers — Note 3(a)	(2,599)	(9,184)
Net Expenses	688,821	1,184,768
NET INVESTMENT LOSS	(324,469)	(963,814)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	1,718,235	7,583,301
Net change in unrealized appreciation on unaffiliated investments and purchased options	10,079,915	13,914,230
Net change in unrealized (depreciation) on affiliated investments	(187,590)	(150,587)
Net realized and unrealized gain on investments, options and foreign currency	11,610,560	21,346,944
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,286,091	$20,383,130

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Institutional Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(2,201,916)	$(6,666,406)
Net realized gain on investments and foreign currency	141,579,716	404,392,712
Net change in unrealized appreciation (depreciation) on investments and foreign currency	271,832,635	(92,086,299)
Net increase in net assets resulting from operations	411,210,435	305,640,007

Dividends and distributions to shareholders:
Class I	(228,361,283)	(155,695,093)
Class R	(65,649,382)	(45,926,496)
Class Y	(17,935,797)	(6,401,127)
Class Z-2	(46,762,552)	(28,017,833)
Total dividends and distributions to shareholders	(358,709,014)	(236,040,549)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(48,375,398)	(244,851,310)
Class R	(9,054,869)	(67,006,545)
Class Y	67,901,120	68,027,078
Class Z-2	21,606,584	17,242,397
Net increase (decrease) from shares of beneficial interest transactions — Note 6	32,077,437	(226,588,380)
Total increase (decrease)	84,578,858	(156,988,922)

Net Assets:
Beginning of period	3,483,833,732	3,640,822,654
END OF PERIOD	$3,568,412,590	$3,483,833,732

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Focus Equity Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Net investment income (loss)	$703,794	$(141,806)
Net realized gain (loss) on investments and foreign currency	(4,073,879)	16,804,967
Net change in unrealized appreciation (depreciation) on investments	65,730,701	(11,374,281)
Net increase in net assets resulting from operations	62,360,616	5,288,880

Dividends and distributions to shareholders:
Class A	(1,751,631)	(928,906)
Class C	(1,389,363)	(741,526)
Class I	(1,705,045)	(903,457)
Class Y	(2,863,709)	(166,506)
Class Z	(9,580,668)	(2,493,828)
Total dividends and distributions to shareholders	(17,290,416)	(5,234,223)

Increase from shares of beneficial interest transactions:
Class A	1,336,252	18,547,617
Class C	6,554,167	6,715,162
Class I	5,738,382	11,784,060
Class Y	3,772,734	56,440,501
Class Z	108,297,974	111,949,959
Net increase from shares of beneficial interest transactions — Note 6	125,699,509	205,437,299
Total increase	170,769,709	205,491,956

Net Assets:
Beginning of period	337,836,588	132,344,632
END OF PERIOD	$508,606,297	$337,836,588

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(324,469)	$(925,192)
Net realized gain on investments, escrow receivable and foreign currency	1,718,235	8,003,745
Net change in unrealized appreciation (depreciation) on investments, options and escrow receivable	9,892,325	(904,918)
Net increase in net assets resulting from operations	11,286,091	6,173,635

Dividends and distributions to shareholders:
Class I	(5,058,264)	—
Class R	(731,578)	—
Class Z-2	(847,416)	—
Total dividends and distributions to shareholders	(6,637,258)	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	(629,646)	(10,944,024)
Class R	(628,978)	(2,923,958)
Class Z-2	3,064,914	1,992,841
Net increase (decrease) from shares of beneficial interest transactions — Note 6	1,806,290	(11,875,141)
Total increase (decrease)	6,455,123	(5,701,506)

Net Assets:
Beginning of period	101,941,728	107,643,234
END OF PERIOD	$108,396,851	$101,941,728

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(963,814)	$(1,941,932)
Net realized gain on investments, escrow receivable and foreign currency	7,583,301	24,786,872
Net change in unrealized appreciation on investments and escrow receivable	13,763,643	3,411,196
Net increase in net assets resulting from operations	20,383,130	26,256,136

Dividends and distributions to shareholders:
Class I	(15,958,474)	(3,663,266)
Class R	(1,321,082)	(360,715)
Class Z-2	(5,897,370)	(1,861,053)
Total dividends and distributions to shareholders	(23,176,926)	(5,885,034)

Increase (decrease) from shares of beneficial interest transactions:
Class I	7,194,082	(10,825,882)
Class R	849,522	(2,949,728)
Class Z-2	1,162,468	(24,326,697)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	9,206,072	(38,102,307)
Total increase (decrease)	6,412,276	(17,731,205)

Net Assets:
Beginning of period	191,316,706	209,047,911
END OF PERIOD	$197,728,982	$191,316,706

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended		Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015		10/31/2014
Net asset value, beginning of period	$34.51	$33.96	$26.44	$28.48	$29.34		$28.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.05)	—	0.02	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	3.81	2.79	7.71	(0.02)	2.46		4.57
Total from investment operations	3.79	2.74	7.71	—	2.44		4.55
Dividends from net investment income	—	—	—	—	—		(0.01)
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)		(3.41)
Net asset value, end of period	$34.75	$34.51	$33.96	$26.44	$28.48		$29.34
Total return	12.99%	8.46%	29.38%	(0.08)%	8.96%		17.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,238,625	$2,259,000	$2,451,822	$2,965,503	$3,194,261		$2,555,737
Ratio of gross expenses to average net assets	1.17%	1.15%	1.14%	1.12%	1.12%		1.16%
Ratio of expense reimbursements to average net assets	—	— (iii)	—	—	—		—
Ratio of net expenses to average net assets	1.17%	1.15%	1.14%	1.12%	1.12%		1.16%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.16)%	0.01%	0.07%	(0.07)%		(0.07)%
Portfolio turnover rate	39.73%	64.77%	66.72%	94.56%	136.03	%(iv)	136.20	%(v)

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than 0.005% per share.

(iv)      Amount excludes redemption in kind transaction of $294,638,130.

(v)          Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund

	Class R
	Six months ended	Year ended	Year ended	Year ended	Year ended		Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015		10/31/2014
Net asset value, beginning of period	$30.83	$30.70	$24.03	$26.19	$27.35		$26.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.19)	(0.13)	(0.10)	(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	3.33	2.51	6.99	(0.02)	2.29		4.27
Total from investment operations	3.25	2.32	6.86	(0.12)	2.14		4.13
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)		(3.41)
Net asset value, end of period	$30.53	$30.83	$30.70	$24.03	$26.19		$27.35
Total return	12.77%	7.96%	28.78%	(0.57)%	8.46%		17.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$588,065	$595,010	$654,966	$578,297	$656,469		$529,757
Ratio of gross expenses to average net assets	1.60%	1.59%	1.62%	1.61%	1.61%		1.64%
Ratio of expense reimbursements to average net assets	—	— (iii)	—	—	—		—
Ratio of net expenses to average net assets	1.60%	1.59%	1.62%	1.61%	1.61%		1.64%
Ratio of net investment loss to average net assets	(0.56)%	(0.60)%	(0.48)%	(0.41)%	(0.57)%		(0.55)%
Portfolio turnover rate	39.73%	64.77%	66.72%	94.56%	136.03	%(iv)	136.20	%(v)

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than 0.005% per share.

(iv)      Amount excludes redemption in kind transaction of $294,638,130.

(v)          Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund

	Class Y
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.04	0.08	0.02
Net realized and unrealized gain on investments	3.86	2.81	5.18
Total from investment operations	3.90	2.89	5.20
Distributions from net realized gains	(3.55)	(2.19)	—
Net asset value, end of period	$35.10	$34.75	$34.05
Total return	13.23%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$247,058	$166,778	$97,889
Ratio of gross expenses to average net assets	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.73%	0.75%
Ratio of net investment income to average net assets	0.26%	0.22%	0.10%
Portfolio turnover rate	39.73%	64.77%	66.72%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Institutional Fund

	Class Z-2
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$34.74	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	3.86	2.79	7.76	(0.24)
Total from investment operations	3.89	2.85	7.83	(0.23)
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	—
Net asset value, end of period	$35.08	$34.74	$34.08	$26.44
Total return	13.17%	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$494,665	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.84%	0.82%	0.84%	3.11%
Ratio of expense reimbursements to average net assets	—	— (iv)	—	(2.16)%
Ratio of net expenses to average net assets	0.84%	0.82%	0.84%	0.95%
Ratio of net investment income to average net assets	0.20%	0.16%	0.22%	1.29%
Portfolio turnover rate	39.73%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund

	Class A
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$34.00	$31.74	$23.95	$24.13	$22.01	$18.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	(0.06)	0.01	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain on investments	4.20	3.55	7.78	0.12	2.14	3.36
Total from investment operations	4.23	3.49	7.79	0.09	2.12	3.32
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$36.61	$34.00	$31.74	$23.95	$24.13	$22.01
Total return(iii)	13.33%	11.33%	32.53%	0.36%	9.63%	17.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,368	$43,621	$23,693	$25,524	$23,961	$5,158
Ratio of gross expenses to average net assets	1.03%	1.03%	1.11%	1.26%	1.48%	2.38%
Ratio of expense reimbursements to average net assets	—	—	—	(0.07)%	(0.18)%	(1.08)%
Ratio of net expenses to average net assets	1.03%	1.03%	1.11%	1.19%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.17%	(0.17)%	0.03%	(0.13)%	(0.08)%	(0.19)%
Portfolio turnover rate	73.17%	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund

	Class C
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$32.47	$30.59	$23.27	$23.62	$21.71	$18.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.31)	(0.21)	(0.20)	(0.20)	(0.19)
Net realized and unrealized gain on investments	4.00	3.42	7.53	0.12	2.11	3.32
Total from investment operations	3.91	3.11	7.32	(0.08)	1.91	3.13
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$34.76	$32.47	$30.59	$23.27	$23.62	$21.71
Total return(iii)	12.93%	10.51%	31.46%	(0.36)%	8.80%	16.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,812	$26,366	$18,660	$12,021	$6,542	$2,635
Ratio of gross expenses to average net assets	1.75%	1.80%	1.90%	2.03%	2.25%	3.14%
Ratio of expense reimbursements to average net assets	—	—	—	(0.10)%	(0.20)%	(1.09)%
Ratio of net expenses to average net assets	1.75%	1.80%	1.90%	1.93%	2.05%	2.05%
Ratio of net investment loss to average net assets	(0.58)%	(0.93)%	(0.79)%	(0.87)%	(0.85)%	(0.94)%
Portfolio turnover rate	73.17%	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund

	Class I
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$34.17	$31.88	$24.06	$24.23	$22.07	$18.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	(0.05)	0.01	(0.02)	0.01	(0.01)
Net realized and unrealized gain on investments	4.23	3.57	7.81	0.12	2.15	3.36
Total from investment operations	4.27	3.52	7.82	0.10	2.16	3.35
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$36.82	$34.17	$31.88	$24.06	$24.23	$22.07
Total return(iii)	13.35%	11.40%	32.50%	0.40%	9.79%	17.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$46,306	$37,070	$23,952	$22,527	$24,487	$12,897
Ratio of gross expenses to average net assets	0.99%	1.02%	1.12%	1.30%	1.49%	2.36%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.02)%	—	(0.15)%	(0.34)%	(1.21)%
Ratio of net expenses to average net assets	0.95%	1.00%	1.12%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.22%	(0.13)%	0.02%	(0.09)%	0.03%	(0.04)%
Portfolio turnover rate	73.17%	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund

	Class Y
			From 2/28/2017
	Six months		(commencement of
	ended	Year ended	operations) to
	4/30/2019(i)	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.09	0.04	(0.01)
Net realized and unrealized gain on investments	4.31	3.65	5.48
Total from investment operations	4.40	3.69	5.47
Dividends from net investment income	(0.08)	—	—
Distributions from net realized gains	(1.62)	(1.23)	—
Net asset value, end of period	$37.49	$34.79	$32.33
Total return(iv)	13.54%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$66,777	$57,880	$4,319
Ratio of gross expenses to average net assets	0.67%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.53%	0.11%	(0.05)%
Portfolio turnover rate	73.17%	135.54%	98.57%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

(iv)      Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Focus Equity Fund

	Class Z
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$34.73	$32.28	$24.30	$24.41	$22.17	$18.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.05	0.07	0.03	0.07	0.05
Net realized and unrealized gain on investments	4.30	3.63	7.91	0.13	2.17	3.37
Total from investment operations	4.38	3.68	7.98	0.16	2.24	3.42
Dividends from net investment income	(0.08)	—	—	—	—	—
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—	—
Net asset value, end of period	$37.41	$34.73	$32.28	$24.30	$24.41	$22.17
Total return(iii)	13.50%	11.74%	32.84%	0.64%	10.10%	18.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$311,343	$172,900	$61,721	$15,693	$3,683	$1,262
Ratio of gross expenses to average net assets	0.67%	0.71%	0.84%	1.05%	1.50%	4.78%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.12)%	(0.61)%	(3.89)%
Ratio of net expenses to average net assets	0.67%	0.69%	0.84%	0.93%	0.89%	0.89%
Ratio of net investment income to average net assets	0.48%	0.15%	0.25%	0.12%	0.30%	0.23%
Portfolio turnover rate	73.17%	135.54%	98.57%	127.40%	182.58%	153.69%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$30.20	$28.65	$21.59	$22.54	$22.18	$19.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.25)	(0.13)	(0.05)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	3.06	1.80	7.19	(0.90)	0.49	2.82
Total from investment operations	2.97	1.55	7.06	(0.95)	0.36	2.75
Distributions from net realized gains	(1.98)	—	—	—	—	—
Net asset value, end of period	$31.19	$30.20	$28.65	$21.59	$22.54	$22.18
Total return	11.29%	5.44%	32.70%	(4.21)%	1.62%	14.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$82,595	$79,954	$85,890	$81,782	$114,984	$132,426
Ratio of gross expenses to average net assets	1.37%	1.34%	1.28%	1.25%	1.20%	1.30%
Ratio of net expenses to average net assets	1.37%	1.34%	1.28%	1.25%	1.20%	1.30%
Ratio of net investment loss to average net assets	(0.64)%	(0.80)%	(0.50)%	(0.24)%	(0.55)%	(0.32)%
Portfolio turnover rate	80.10%	127.57%	157.49%	95.75%	120.97%	192.15%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund

	Class R
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$27.64	$26.35	$19.96	$20.96	$20.74	$18.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.36)	(0.24)	(0.16)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	2.75	1.65	6.63	(0.84)	0.45	2.64
Total from investment operations	2.61	1.29	6.39	(1.00)	0.22	2.48
Distributions from net realized gains	(1.98)	—	—	—	—	—
Net asset value, end of period	$28.27	$27.64	$26.35	$19.96	$20.96	$20.74
Total return	11.06%	4.90%	32.01%	(4.82)%	1.11%	13.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,376	$10,672	$12,943	$13,093	$17,795	$21,953
Ratio of gross expenses to average net assets	1.83%	1.82%	1.81%	1.82%	1.74%	1.80%
Ratio of net expenses to average net assets	1.83%	1.82%	1.81%	1.82%	1.74%	1.80%
Ratio of net investment loss to average net assets	(1.10)%	(1.28)%	(1.04)%	(0.81)%	(1.08)%	(0.82)%
Portfolio turnover rate	80.10%	127.57%	157.49%	95.75%	120.97%	192.15%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Institutional Fund

	Class Z-2
				From 10/14/2016
	Six months			(commencement of
	ended	Year ended	Year ended	operations) to
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$30.36	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.05)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	3.09	1.81	7.21	(0.40)
Total from investment operations	3.04	1.64	7.13	(0.36)
Distributions from net realized gains	(1.98)	—	—	—
Net asset value, end of period	$31.42	$30.36	$28.72	$21.59
Total return	11.47%	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,426	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	1.09%	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	80.10%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund

	Class I
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$22.53	$20.52	$14.83	$23.10	$28.14	$33.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.22)	(0.14)	(0.10)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	2.11	2.81	5.83	(0.54)	0.42	0.60
Total from investment operations	2.00	2.59	5.69	(0.64)	0.22	0.40
Distributions from net realized gains	(2.74)	(0.58)	—	(7.63)	(5.26)	(5.74)
Net asset value, end of period	$21.79	$22.53	$20.52	$14.83	$23.10	$28.14
Total return	11.74%	12.96%	38.37%	(3.76)%	0.53%	1.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$137,846	$132,526	$130,527	$129,188	$357,189	$659,692
Ratio of gross expenses to average net assets	1.37%	1.32%	1.32%	1.28%	1.25%	1.24%
Ratio of net expenses to average net assets	1.37%	1.32%	1.32%	1.28%	1.25%	1.24%
Ratio of net investment loss to average net assets	(1.13)%	(1.00)%	(0.77)%	(0.67)%	(0.80)%	(0.70)%
Portfolio turnover rate	6.39%	28.20%	29.70%	55.08%	125.72%	84.10%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund

	Class R
	Six months ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2019(i)	10/31/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014
Net asset value, beginning of period	$18.97	$17.44	$12.67	$20.92	$26.08	$31.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.27)	(0.19)	(0.16)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	1.66	2.38	4.96	(0.46)	0.39	0.56
Total from investment operations	1.53	2.11	4.77	(0.62)	0.10	0.24
Distributions from net realized gains	(2.74)	(0.58)	—	(7.63)	(5.26)	(5.74)
Net asset value, end of period	$17.76	$18.97	$17.44	$12.67	$20.92	$26.08
Total return	11.43%	12.48%	37.65%	(4.22)%	0.02%	0.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,735	$9,238	$11,253	$12,675	$18,577	$31,062
Ratio of gross expenses to average net assets	1.80%	1.77%	1.82%	1.80%	1.74%	1.72%
Ratio of net expenses to average net assets	1.80%	1.77%	1.82%	1.80%	1.74%	1.72%
Ratio of net investment loss to average net assets	(1.56)%	(1.44)%	(1.27)%	(1.20)%	(1.30)%	(1.18)%
Portfolio turnover rate	6.39%	28.20%	29.70%	55.08%	125.72%	84.10%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Institutional Fund

	Class Z-2
	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	From 8/1/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$22.70	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	2.14	2.83	5.85	(0.48)
Total from investment operations	2.06	2.68	5.76	(0.51)
Distributions from net realized gains	(2.74)	(0.58)	—	—
Net asset value, end of period	$22.02	$22.70	$20.60	$14.84
Total return	11.94%	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,148	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	1.03%	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.75)%	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	6.39%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)    Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of longterm capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and Cash Equivalents include U.S. dollars and overnight time deposits.

(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)     Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2019.

(f)       Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)    Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)       Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(j)       Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2019, is set forth below under the heading “Actual Rate”:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.74%
Alger Focus Equity Fund(c)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(b)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(b)	0.81%	0.75%	—	—	—	0.81%

(a)                                 Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)                                 Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c)                                  Tier 1 rate is paid on all assets.

Alger Management has agreed to expense caps for several share classes, effective through February 28, 2021 whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

										FEES WAIVED / REIMBURSED FOR THE SIX MONTHS
	CLASS									ENDED
	A		C		I		Y	Z	Z-2	APRIL 30, 2019

Alger Capital Appreciation Institutional Fund	—		—		—		0.75%	—	— *	$91,068

Alger Focus Equity Fund	—	**	—	**	0.89	%**	0.65%	0.68%	—	14,254

Alger Mid Cap Growth Institutional Fund	—		—		—		—	—	1.05%	2,599

Alger Small Cap Growth Institutional Fund	—		—		—		—	—	0.99%	9,184

* Prior to March 1, 2019, the expense cap for the Alger Capital Appreciation Institutional Fund Class Z-2 was 0.95%.

** Prior to March 1, 2019, the expense cap for the Alger Focus Equity Fund Class A was 1.15%, Class C was 1.95% and Class I was 0.99%.

Alger Management may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2019, the recoupments made by the Alger Mid Cap Growth Institutional Fund to the Investment Manager were $212. As of April 30, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund are $155,677, $48,417, $4,024 and $9,716, respectively, which will expire February 28, 2020.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b)    Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)     Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and/or servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger Inc. a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d)    Sales Charges: Purchases and sales of shares of the Alger Focus Equity Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Focus Equity Fund	$807	$2,607

(e)     Brokerage Commissions: During the six months ended April 30, 2019, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc. commissions of $190,042, $57,085, $14,265 and $1,974, respectively, in connection with securities transactions.

(f)       Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the six months ended April 30, 2019, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $877,376, $25,453, $30,415 and $51,896, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g)    Trustee Fees: Prior to January 1, 2019, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensations of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended April 30, 2019, these purchases and sales were as follows:

	Purchases	Sales	Realized loss

Alger Capital Appreciation Institutional Fund	$8,223,418	$—	$—

(i)       Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to %15 of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2019.

During the six months ended April 30, 2019, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $811 and $617, respectively, in connection with interfund loans.

(j)       Other Transactions With Affiliates: Certain officers of the Trust are directors or officers of Alger Management and the Distributor. At April 30, 2019, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	Y	Z	Z-2

Alger Capital Appreciation Institutional Fund	—	—	415	—	4,518
Alger Focus Equity Fund	7,530	7,563	408	38,745	—
Alger Mid Cap Growth Institutional Fund	—	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	—	7,733

(k)     Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds other than U.S. Government securities, short-term securities and purchased options for the six months ended April 30, 2019:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,321,573,890	$1,431,987,739
Alger Focus Equity Fund	416,423,817	292,253,857
Alger Mid Cap Growth Institutional Fund	81,229,892	86,684,824
Alger Small Cap Growth Institutional Fund	11,829,407	27,971,451

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Funds may also borrow from other funds advised by Alger Management, as

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

discussed in Note 3(i). For the six months ended April 30, 2019, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Mid Cap Growth Institutional Fund	$61,661	3.18%
Alger Small Cap Growth Institutional Fund	80,014	3.84

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2019, for each Fund was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Institutional Fund	$4,183,633
Alger Small Cap Growth Institutional Fund	2,059,906

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	5,231,850	$170,182,148	10,006,791	$350,703,708
Dividends reinvested	7,740,393	224,935,972	4,697,031	152,798,034
Shares redeemed	(14,016,401)	(443,493,518)	(21,430,691)	(748,353,052)
Net decrease	(1,044,158)	$(48,375,398)	(6,726,869)	$(244,851,310)
Class R:
Shares sold	1,116,413	$31,748,408	2,203,506	$69,275,136
Dividends reinvested	2,457,724	62,843,991	1,485,308	43,341,280
Shares redeemed	(3,610,455)	(103,647,268)	(5,724,494)	(179,622,961)
Net decrease	(36,318)	$(9,054,869)	(2,035,680)	$(67,006,545)
Class Y:
Shares sold	2,561,736	$80,402,164	2,298,619	$81,779,555
Dividends reinvested	559,332	16,394,033	182,194	5,946,816
Shares redeemed	(881,993)	(28,895,077)	(555,770)	(19,699,293)
Net increase	2,239,075	$67,901,120	1,925,043	$68,027,078
Class Z-2:
Shares sold	1,703,643	$54,623,624	4,370,312	$155,188,302
Dividends reinvested	1,588,574	46,545,228	855,586	27,943,443
Shares redeemed	(2,517,820)	(79,562,268)	(4,697,581)	(165,889,348)
Net increase	774,397	$21,606,584	528,317	$17,242,397

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	476,041	$15,884,183	789,769	$27,646,665
Shares converted from Class C	67	2,294	754	27,548
Dividends reinvested	56,429	1,713,609	28,879	899,639
Shares redeemed	(494,339)	(16,263,834)	(282,909)	(10,026,235)
Net increase	38,198	$1,336,252	536,493	$18,547,617
Class C:
Shares sold	253,610	$7,783,116	279,833	$9,336,518
Shares converted to Class A	(70)	(2,294)	(788)	(27,548)
Dividends reinvested	46,342	1,339,278	23,852	717,111
Shares redeemed	(81,371)	(2,565,933)	(100,961)	(3,310,919)
Net increase	218,511	$6,554,167	201,936	$6,715,162
Class I:
Shares sold	584,668	$19,682,838	566,064	$19,821,622
Dividends reinvested	53,123	1,621,831	26,742	838,900
Shares redeemed	(465,033)	(15,566,287)	(259,288)	(8,876,462)
Net increase	172,758	$5,738,382	333,518	$11,784,060
Class Y:
Shares sold	83,084	$2,806,739	1,588,900	$58,532,409
Dividends reinvested	82,863	2,572,911	130	4,151
Shares redeemed	(48,037)	(1,606,916)	(59,099)	(2,096,059)
Net increase	117,910	$3,772,734	1,529,931	$56,440,501
Class Z:
Shares sold	4,136,819	$135,866,471	3,842,417	$139,643,911
Dividends reinvested	309,154	9,580,668	78,423	2,493,828
Shares redeemed	(1,102,292)	(37,149,165)	(854,082)	(30,187,780)
Net increase	3,343,681	$108,297,974	3,066,758	$111,949,959

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	371,840	$10,832,661	396,452	$12,232,743
Dividends reinvested	192,548	4,898,432	—	—
Shares redeemed	(563,661)	(16,360,739)	(746,839)	(23,176,767)
Net increase (decrease)	727	$(629,646)	(350,387)	$(10,944,024)
Class R:
Shares sold	32,006	$821,784	58,079	$1,662,159
Dividends reinvested	26,127	603,527	—	—
Shares redeemed	(77,269)	(2,054,289)	(163,200)	(4,586,117)
Net decrease	(19,136)	$(628,978)	(105,121)	$(2,923,958)
Class Z-2:
Shares sold	218,786	$6,252,182	301,202	$9,269,628
Dividends reinvested	33,064	846,450	—	—
Shares redeemed	(133,574)	(4,033,718)	(235,237)	(7,276,787)
Net increase	118,276	$3,064,914	65,965	$1,992,841
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	706,617	$14,472,953	1,354,745	$30,871,230
Dividends reinvested	862,759	15,236,332	172,670	3,468,935
Shares redeemed	(1,124,668)	(22,515,203)	(2,007,574)	(45,166,047)
Net increase (decrease)	444,708	$7,194,082	(480,159)	$(10,825,882)
Class R:
Shares sold	50,553	$837,063	101,659	$1,928,735
Dividends reinvested	88,237	1,272,379	20,472	347,611
Shares redeemed	(77,879)	(1,259,920)	(280,406)	(5,226,074)
Net increase (decrease)	60,911	$849,522	(158,275)	$(2,949,728)
Class Z-2:
Shares sold	267,812	$5,358,613	350,581	$8,089,851
Dividends reinvested	330,775	5,894,407	92,064	1,858,797
Shares redeemed	(504,034)	(10,090,552)	(1,525,069)	(34,275,345)
Net increase (decrease)	94,553	$1,162,468	(1,082,424)	$(24,326,697)

NOTE 7 — Income Tax Information:

At October 31, 2018 the Funds, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of April 30, 2019 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Capital Appreciation Institutional Fund
COMMON STOCKS
Communication Services	$455,913,238	$434,887,058	$21,026,180	—
Consumer Discretionary	686,973,587	686,973,587	—	—
Energy	10,081,151	10,081,151	—	—
Financials	196,672,374	196,672,374	—	—
Health Care	527,635,318	527,635,318	—	—
Industrials	272,787,241	272,787,241	—	—
Information Technology	1,289,871,797	1,288,497,374	—	$1,374,423
Materials	106,592,410	106,592,410	—	—
TOTAL COMMON STOCKS	$3,546,527,116	$3,524,126,513	$21,026,180	$1,374,423
PREFERRED STOCKS
Health Care	1,037,275	—	—	1,037,275
Information Technology	6,335,626	—	—	6,335,626
TOTAL PREFERRED STOCKS	$7,372,901	—	—	$7,372,901
REAL ESTATE INVESTMENT TRUST
Real Estate	16,148,014	16,148,014	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,570,048,031	$3,540,274,527	$21,026,180	$8,747,324

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Focus Equity Fund
COMMON STOCKS
Communication Services	$53,958,682	$53,958,682	—	—
Consumer Discretionary	103,169,990	103,169,990	—	—
Financials	33,939,561	33,939,561	—	—
Health Care	62,649,431	62,649,431	—	—
Industrials	40,940,655	40,940,655	—	—
Information Technology	192,441,467	192,441,467	—	—
Materials	14,328,059	14,328,059	—	—
TOTAL COMMON STOCKS	$501,427,845	$501,427,845	—	—
PREFERRED STOCKS
Health Care	154,418	—	—	$154,418
TOTAL INVESTMENTS IN SECURITIES	$501,582,263	$501,427,845	—	$154,418

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
Alger Mid Cap Growth Institutional Fund
COMMON STOCKS
Communication Services	$6,820,069		$6,820,069	—	—
Consumer Discretionary	20,275,543		20,275,543	—	—
Consumer Staples	2,104,554		2,104,554	—	—
Energy	361,832		361,832	—	—
Financials	4,983,758		4,983,758	—	—
Health Care	17,515,531		17,515,531	—	—
Industrials	18,832,251		18,832,251	—	—
Information Technology	27,940,922		27,869,472	—	$71,450
Materials	1,398,690		1,398,690	—	—
Real Estate	496,837		496,837	—	—
TOTAL COMMON STOCKS	$100,729,987		$100,658,537	—	$71,450
MASTER LIMITED PARTNERSHIP
Financials	536,509		536,509	—	—
PREFERRED STOCKS
Health Care	404,171		—	—	404,171
Information Technology	291,381		—	—	291,381
TOTAL PREFERRED STOCKS	$695,552		—	—	$695,552
PURCHASED OPTIONS
Consumer Discretionary	50,240		50,240	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	5,320,710		5,320,710	—	—
RIGHTS
Health Care	1,201,115		—	—	1,201,115
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$108,534,113		$106,565,996	—	$1,968,117

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Small Cap Growth Institutional Fund
COMMON STOCKS
Communication Services	$6,839,895	$6,839,895	—	—
Consumer Discretionary	23,310,556	23,310,556	—	—
Consumer Staples	2,771,391	2,771,391	—	—
Energy	3,555,781	3,555,781	—	—
Financials	2,988,881	2,988,881	—	—
Health Care	80,293,933	80,293,933	—	—
Industrials	5,486,925	5,486,925	—	—
Information Technology	62,819,603	62,819,603	—	—
Materials	3,350,541	3,350,541	—	—
TOTAL COMMON STOCKS	$191,417,506	$191,417,506	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
Alger Small Cap Growth Institutional Fund
PREFERRED STOCKS
Health Care	$650,960		—	—	$650,960
RIGHTS
Health Care	1,501,108		—	—	1,501,108
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$193,569,574		$191,417,506	—	$2,152,068

*Alger Small Cap Growth Institutional Fund’s holdings of JS Kred SPV I, LLC shares are classified as a Level 3 investment and fair valued at zero as of April 30, 2019.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Alger Capital Appreciation Institutional Fund
Opening balance at November 1, 2018	$1,374,423
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	1,374,423
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Preferred Stocks
Alger Capital Appreciation Institutional Fund
Opening balance at November 1, 2018	$7,554,899
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(181,998)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	7,372,901
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(181,998)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2018	$241,230
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(86,812)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	154,418
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(86,812)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2018	$71,450
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	71,450
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2018	$895,510
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(199,958)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	695,552
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(199,958)

Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2018	$1,190,838
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	10,277
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	1,201,115
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$10,277

Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2018	$868,765
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(217,805)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	650,960
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(217,805)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2018	$1,488,264
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	12,844
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	1,501,108
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$12,844

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

* Includes securities that are fair valued at zero.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2019. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value April 30, 2019	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$1,374,423	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	7,372,901	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
			Market Quotation	N/A*	N/A

Alger Focus Equity Fund
Preferred Stocks	$154,418	Income Approach	Discount Rate	48.00%-53.00%	N/A

Alger Mid Cap Growth Institutional Fund
Common Stocks	$71,450	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	333,678	Income Approach	Discount Rate	48.00%-53.00%	N/A
Preferred Stocks	361,874	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
			Market Quotation	N/A*	N/A
Rights	1,201,115	Income Approach	Discount Rate	7.77%-8.05%	N/A

Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

Alger Small Cap Growth Institutional Fund
Preferred Stocks	$267,859	Income Approach	Discount Rate	48.00%-53.00%	N/A

Preferred Stocks	383,101	Market Approach	Time to Exit	2.5 years	N/A
			Volatility	70.50%	N/A
Rights	1,501,108	Income Approach	Discount Rate	7.77%-8.05%	N/A

Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at April 30, 2019.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

As of April 30, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2019, such assets were categorized within the disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash Equivalents:
Alger Capital Appreciation Institutional Fund	$20,699,713	—	$20,699,713	—
Alger Focus Equity Fund	1,108,648	—	1,108,648	—
Alger Mid Cap Growth Institutional Fund	868,177	—	868,177	—
Alger Small Cap Growth Institutional Fund	3,389,990	—	3,389,990	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2019, options were used in accordance with these objectives.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

Alger Mid Cap Growth Institutional Fund

	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
Purchased Put Options	Investments in unaffiliated securities, at value	$50,240	—	$—
Total		$50,240		$—

For the six months ended April 30, 2019, Alger Mid Cap Growth Institutional Fund had option purchases of $86,766. The average volume of contracts for purchased options for the six months ended April 30, 2019, is $50,240 market value. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2019, is as follows:

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS

Alger Mid Cap Growth Institutional Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(36,526)
Total	$(36,526)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Focus Equity Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2019. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	76,825	—	—	76,825	—	—	$(86,812)	$154,418
Total					—	—	$(86,812)	$154,418

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	166,009	—	—	166,009	—	—	$(187,590)	$333,678
Total					—	—	$(187,590)	$333,678

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	133,263	—	—	133,263	—	—	$(150,587)	$267,859
Total					—	—	$(150,587)	$267,859

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the Funds entering into a new transfer agency agreement with UMB Fund Services, Inc. effective October 5, 2019.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2018 and ending April 30, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,129.90	$6.18	1.17%
	Hypothetical(c)	1,000.00	1,018.99	5.86	1.17
Class R	Actual	1,000.00	1,127.70	8.44	1.60
	Hypothetical(c)	1,000.00	1,016.86	8.00	1.60
Class Y	Actual	1,000.00	1,132.30	3.97	0.75
	Hypothetical(c)	1,000.00	1,021.08	3.76	0.75
Class Z-2	Actual	1,000.00	1,131.70	4.44	0.84
	Hypothetical(c)	1,000.00	1,020.63	4.21	0.84

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,073.70	$5.30	1.03%
	Hypothetical(c)	1,000.00	1,019.69	5.16	1.03
Class C	Actual	1,000.00	1,119.30	9.20	1.75
	Hypothetical(c)	1,000.00	1,016.12	8.75	1.75
Class I	Actual	1,000.00	1,133.50	5.03	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95
Class Y	Actual	1,000.00	1,135.40	3.44	0.65
	Hypothetical(c)	1,000.00	1,021.57	3.26	0.65
Class Z	Actual	1,000.00	1,135.00	3.55	0.67
	Hypothetical(c)	1,000.00	1,021.47	3.36	0.67

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,112.90	$7.18	1.37%
	Hypothetical(c)	1,000.00	1,018.00	6.85	1.37
Class R	Actual	1,000.00	1,110.60	9.58	1.83
	Hypothetical(c)	1,000.00	1,015.72	9.15	1.83
Class Z-2	Actual	1,000.00	1,114.70	5.51	1.05
	Hypothetical(c)	1,000.00	1,019.59	5.26	1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,117.40	$7.19	1.37%
	Hypothetical(c)	1,000.00	1,018.00	6.85	1.37
Class R	Actual	1,000.00	1,114.30	9.44	1.80
	Hypothetical(c)	1,000.00	1,015.87	9.00	1.80
Class Z-2	Actual	1,000.00	1,119.40	5.20	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•              Social Security number and
•              Account balances and
•              Transaction history and
•              Purchase history and
•              Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

• Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary or Assistant Secretary.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Funds. Such information may include, but not be limited to, characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Attn: Alger Funds

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

BalancedAR

ITEM 2.  CODE OF ETHICS.
Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date:	June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	June 25, 2019

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	June 25, 2019